                                                                     Exhibit 4.4
                                                                     -----------


                          VACATION BREAK U.S.A., INC.

                         ------------------------------

                          DIRECTORS' STOCK OPTION PLAN

                         ------------------------------


     1.   PURPOSE.  The purpose of this Plan is to advance the interests of
          -------
VACATION BREAK U.S.A., INC., a Florida corporation, by providing an additional incentive to attract and retain nonemployee directors through the encouragement of stock ownership in the Company by such persons.

     2.   DEFINITIONS.  As used herein, the following terms shall have the
          ------------
meaning indicated:

          (a) "Annual Meeting Date" shall mean the date of the annual meeting of the Company's shareholders at which the Directors are elected.

          (b) "Board" shall mean the Company's Board of Directors.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (d) "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

          (e) "Company" shall refer to VACATION BREAK U.S.A., INC., a Florida corporation.

          (f) "Director" shall mean a member of the Board.

          (g) "Eligible Director" means any person who is a member of the Board and who is not an employee, full time or part time, of the Company or its subsidiaries. For purposes of this Plan, a director who does not receive regular compensation from the Company or its subsidiaries, other than directors' fees and reimbursement for expenses, shall not be considered to be an employee of the Company, even if such director is an officer of a subsidiary of the Company.

          (h) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

          (i) "Initial Grant Date" means the later of (i) March 25, 1996, and
     (ii) the date on which a person is elected as a member of the Board.

          (j) "Option" (when capitalized) shall mean any option granted under this Plan.

          (k) "Option Agreement" shall mean the agreement between the Company and the Optionee for the grant of an option.

          (l) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

          (m) "Parent" shall mean a "parent corporation" as defined in Section 425(e) and (g) of the Code.

          (n) "Plan" shall mean this Directors' Stock Option Plan for the
     Company.

          (o) "Share(s)" shall mean a share or shares of the Common Stock.

          (p) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3.   SHARES AND OPTIONS.  Subject to Section 9 of this Plan, the Company
          ------------------
may grant to Optionees from time to time Options to purchase an aggregate of up to forty thousand (40,000) shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

     4.   GRANTS OF OPTIONS.
          -----------------

          (a) On the Initial Grant Date, each Eligible Director shall receive the grant of an Option to purchase 2,000 Shares.

          (b) Each Eligible Director shall receive an annual grant of an Option to purchase 2,000 Shares on each Annual Meeting Date, beginning with the first Annual Meeting Date that occurs after December 31, 1996 and that is after the Initial Grant Date for each such Eligible Director.

          (c) Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Board may determine.

     5.   EXERCISE PRICE.  The exercise price per Share of any Option shall be
          --------------
the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

     6.   EXERCISE OF OPTIONS.   An Option shall be deemed exercised when (i)
          -------------------
the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or State tax withholding requirements. The exercise price of any Shares purchased shall be paid in cash, by certified or official bank check or personal check, by money order, with Shares or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 9 hereof.

     7.   EXERCISE SCHEDULE FOR OPTIONS.  Each Option granted hereunder shall
          -----------------------------
not be exercisable until after six months following the date of grant of the Option to the Eligible Director. Thereafter, such Option shall be exercisable in full. The expiration date of an Option shall be 10 years from the date of grant of the Option.

     8.   TERMINATION OF OPTION PERIOD.
          ----------------------------

          (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

               (i) three months after the date on which the Optionee ceases to be a Director for any reason other than by reason of (A) "Cause" (which, for purposes of this Plan, shall mean the removal of the Optionee as a Director by reason of any act of (1) fraud or intentional misrepresentation, or (2) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary), or (B) death;

               (ii) immediately upon the removal of the Optionee as a Director for Cause;

               (iii) one year after the date the Optionee ceases to be a Director by reason of death of the Optionee;

          (b) The Board in its sole discretion may, by giving written notice ("Cancellation Notice"), cancel any Option that remains unexercised on the date of the consummation of any corporate transaction:

               (i) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

               (ii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

     Any Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

     9.   ADJUSTMENT OF SHARES.
          --------------------

          (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

               (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

               (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

          (b) Subject to the specific terms of any Option, the Board may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Board's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(i) or
     (ii) hereof.

          (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to outstanding Options granted under the Plan.

          (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     10.  TRANSFERABILITY OF OPTIONS.  Each Option shall provide that such
          --------------------------
Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

     11.  ISSUANCE OF SHARES.  As a condition of any sale or issuance of Shares
          ------------------
upon exercise of any Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

          (a) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

          (b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

     12.  ADMINISTRATION OF THE PLAN.  The Plan shall be administered by the
          --------------------------
Board, which shall have the authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and as are necessary or desirable for the implementation and administration of the Plan.

     13.  INTERPRETATION.  If any provision of the Plan should be held invalid
          --------------
or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. This Plan shall be governed by the laws of the State of Florida. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

     14.  TERM OF PLAN; AMENDMENT AND TERMINATION OF THE PLAN.
          ---------------------------------------------------

          (a) This Plan shall become effective upon its adoption by the Board, and shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after 10 years from the date of the Board's adoption of this Plan.

          (b) The Board may from time to time amend the Plan or any Option; provided, however, that, without approval by the Company's shareholders, no such amendment shall (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of Shares or other securities reserved for issuance upon the exercise of Options,
     (iii) materially modify the requirements as to eligibility for participation under the Plan or (iv) otherwise involve any other change or modification requiring shareholder approval under Rule 16b-3 of the Securities Act of 1933, as amended; and, provided, further, that, except to the extent otherwise specifically provided in Section 8, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

          (c) Notwithstanding anything else contained herein, the provisions of this Plan which govern the number of Options to be awarded to nonemployee directors, the exercise price per share under each such Option, when and under what circumstances an Option will be granted and the period within which each Option may be exercised, shall not be amended more than once every six months (even with shareholder approval), other than to conform to changes to the Code, or the rules promulgated thereunder, and under the Employee Retirement Income

     Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission.

          (d) The Board, without further approval of the Company's shareholders, may at any time terminate or suspend this Plan. Any such termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated. The rights and obligations under any Option granted to any Optionee while this Plan is in effect shall not be altered or impaired by the suspension or termination of this Plan without the consent of such Optionee.

     15.  Reservation of Shares. The Company, during the term of the Plan, will
          ---------------------
at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                          VACATION BREAK U.S.A., INC.

                       --------------------------------

               AMENDED AND RESTATED DIRECTORS' STOCK OPTION PLAN

                       --------------------------------


     1.   PURPOSE.  The purpose of this Plan is to advance the interests of
          -------
VACATION BREAK U.S.A., INC., a Florida corporation, by providing an additional incentive to attract and retain nonemployee directors through the encouragement of stock ownership in the Company by such persons.

     2.   DEFINITIONS.  As used herein, the following terms shall have the
          ------------
meaning indicated:

          (a) "Annual Meeting Date" shall mean the date of the annual meeting of the Company's shareholders at which the Directors are elected.

          (b) "Board" shall mean the Company's Board of Directors.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (d) "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

          (e) "Company" shall refer to VACATION BREAK U.S.A., INC., a Florida corporation.

          (f) "Director" shall mean a member of the Board.

          (g) "Eligible Director" means any person who is a member of the Board and who is not an employee, full time or part time, of the Company or its subsidiaries. For purposes of this Plan, a director who does not receive regular compensation from the Company or its subsidiaries, other than directors' fees and reimbursement for expenses, shall not be considered to be an employee of the Company, even if such director is an officer of a subsidiary of the Company.

          (h) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

          (i) "Initial Grant Date" means the later of (i) March 25, 1996, and
     (ii) the date on which a person is elected as a member of the Board.

          (j) "Option" (when capitalized) shall mean any option granted under this Plan.

          (k) "Option Agreement" shall mean the agreement between the Company and the Optionee for the grant of an option.

          (l) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

          (m) "Parent" shall mean a "parent corporation" as defined in Section 425(e) and (g) of the Code.

          (n) "Plan" shall mean this Directors' Stock Option Plan for the
     Company.

          (o) "Share(s)" shall mean a share or shares of the Common Stock.

          (p) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3.   SHARES AND OPTIONS.  Subject to Section 9 of this Plan, the Company
          ------------------
may grant to Optionees from time to time Options to purchase an aggregate of up to one hundred thousand (100,000) shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

     4.   GRANTS OF OPTIONS.
          -----------------

          (a) On the Initial Grant Date, each Eligible Director shall receive the grant of an Option to purchase 2,000 Shares.

          (b) Each Eligible Director shall receive an annual grant of an Option to purchase 2,000 Shares on each Annual Meeting Date, beginning with the first Annual Meeting Date that occurs after December 31, 1996 and that is after the Initial Grant Date for each such Eligible Director.

          (c) Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Board may determine.

     5.   EXERCISE PRICE.  The exercise price per Share of any Option shall be
          --------------
the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

     6.   EXERCISE OF OPTIONS.   An Option shall be deemed exercised when (i)
          -------------------
the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or State tax withholding requirements. The exercise price of any Shares purchased shall be paid in cash, by certified or official bank check or personal check, by money order, with Shares or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 9 hereof.

     7.   EXERCISE SCHEDULE FOR OPTIONS.  Each Option granted hereunder shall
          -----------------------------
not be exercisable until after six months following the date of grant of the Option to the Eligible Director. Thereafter, such Option shall be exercisable in full. The expiration date of an Option shall be 10 years from the date of grant of the Option.

     8.   TERMINATION OF OPTION PERIOD.
          ----------------------------

          (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

               (i) three months after the date on which the Optionee ceases to be a Director for any reason other than by reason of (A) "Cause" (which, for purposes of this Plan, shall mean the removal of the Optionee as a Director by reason of any act of (1) fraud or intentional misrepresentation, or (2) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary), or (B) death;

               (ii) immediately upon the removal of the Optionee as a Director for Cause;

               (iii) one year after the date the Optionee ceases to be a Director by reason of death of the Optionee;

          (b) The Board in its sole discretion may, by giving written notice ("Cancellation Notice"), cancel any Option that remains unexercised on the date of the consummation of any corporate transaction:

               (i) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

               (ii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

     Any Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

     9.   ADJUSTMENT OF SHARES.
          --------------------

          (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

               (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

               (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

          (b) Subject to the specific terms of any Option, the Board may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Board's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(i) or
     (ii) hereof.

          (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to outstanding Options granted under the Plan.

          (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     10.  TRANSFERABILITY OF OPTIONS.  Each Option shall provide that such
          --------------------------
Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

     11.  ISSUANCE OF SHARES.  As a condition of any sale or issuance of Shares
          ------------------
upon exercise of any Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

          (a) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

          (b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

     12.  ADMINISTRATION OF THE PLAN.  The Plan shall be administered by the
          --------------------------
Board, which shall have the authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and as are necessary or desirable for the implementation and administration of the Plan.

     13.  INTERPRETATION.  If any provision of the Plan should be held invalid
          --------------
or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. This Plan shall be governed by the laws of the State of Florida. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

     14.  TERM OF PLAN; AMENDMENT AND TERMINATION OF THE PLAN.
          ---------------------------------------------------

          (a) This Plan shall become effective upon its adoption by the Board, and shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after 10 years from the date of the Board's adoption of this Plan.

          (b) The Board may from time to time amend the Plan or any Option; provided, however, that, without approval by the Company's shareholders, no such amendment shall (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of Shares or other securities reserved for issuance upon the exercise of Options,
     (iii) materially modify the requirements as to eligibility for participation under the Plan or (iv) otherwise involve any other change or modification requiring shareholder approval under Rule 16b-3 of the Securities Act of 1933, as amended; and, provided, further, that, except to the extent otherwise specifically provided in Section 8, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

          (c) Notwithstanding anything else contained herein, the provisions of this Plan which govern the number of Options to be awarded to nonemployee directors, the exercise price per share under each such Option, when and under what circumstances an Option will be granted and the period within which each Option may be exercised, shall not be amended more than once every six months (even with shareholder approval), other than to conform to changes to the Code, or the rules promulgated thereunder, and under the Employee Retirement Income

     Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission.

          (d) The Board, without further approval of the Company's shareholders, may at any time terminate or suspend this Plan. Any such termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated. The rights and obligations under any Option granted to any Optionee while this Plan is in effect shall not be altered or impaired by the suspension or termination of this Plan without the consent of such Optionee.

     15.  Reservation of Shares. The Company, during the term of the Plan, will
          ---------------------
at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                               AMENDMENT NO. 1 TO
                          VACATION BREAK U.S.A., INC.
                          DIRECTORS' STOCK OPTION PLAN
                   -----------------------------------------


     THIS AMENDMENT NO. 1 to the Vacation Break U.S.A., Inc. Directors' Stock Option Plan (this "Amendment") is made as of the 19th day of December, 1997, by Vacation Break U.S.A., Inc., a Florida corporation ("Vacation Break").

                             W I T N E S S E T H :

     WHEREAS, effective as of May 15, 1996, the Board of Directors of Vacation Break (the "Vacation Break Board") adopted the Vacation Break U.S.A., Inc. Directors' Stock Option Plan (the "Plan");

     WHEREAS, Vacation Break has entered into an Agreement and Plan of Merger, dated as of August 8, 1997 (the "Merger Agreement"), among Fairfield Communities, Inc., a Delaware corporation ("Fairfield"), FCVB Corp., a Florida corporation and wholly owned subsidiary of Fairfield ("Merger Sub"), and Vacation Break;

     WHEREAS, pursuant to the Merger Agreement, among other things, (i) Merger Sub will be merged with and into Vacation Break, with Vacation Break as the surviving corporation (the "Merger"), (ii) each issued and outstanding share of common stock, $.01 par value per share ("Vacation Break Common Stock"), of Vacation Break will be converted into the right to receive .6075 (the "Exchange Ratio") of a share of common stock, par value $.01 per share ("Fairfield Common Stock"), of Fairfield, and (iii) Fairfield will assume each outstanding option to purchase shares of Vacation Break Common Stock previously granted under the Plan (each an "Option");

     WHEREAS, each Option assumed by Fairfield will be deemed to constitute an option to acquire Fairfield Common Stock on the terms and conditions described in the Merger Agreement;

     WHEREAS, the Vacation Break Board desires to amend the Plan in order to adjust the terms of all outstanding Options granted under the Plan to provide that, at the effective time of the Merger (the "Effective time"), each Option outstanding immediately prior to the Effective Time will be deemed to constitute an option to acquire Fairfield Common Stock on the terms and conditions described in the Merger Agreement, and to provide for the other matters set forth herein in order to give effect to the Merger;

     NOW, THEREFORE, effective as of the Effective Time, the Plan is hereby amended as follows, subject only to the condition that the Effective Time occurs:

     1.   ASSUMED OPTIONS AND SHARES.  Each Option assumed by Fairfield shall
          --------------------------
constitute an option to acquire, on the same terms and conditions as were applicable under such Option, the number of shares of Fairfield Common Stock rounded up or down to the nearest whole share equal to the product of the Exchange Ratio multiplied by the number of shares of Vacation Break Common Stock subject to such Option immediately prior to the Effective Time, at a price per share equal to the aggregate exercise price for the shares of Vacation Break Common Stock subject to such Option divided by the number of shares of Fairfield Common Stock deemed to be purchasable pursuant to such Option ("Assumed Options"); provided that the conversion of any Option into an Assumed Option with an exercise price less than $.01 per share of Fairfield Common Stock will be subject to the Optionee's agreement that upon exercise, (x) to the extent Fairfield is holding Fairfield Common Stock as treasury shares that are not reserved for any other purpose, Fairfield shall issue the appropriate number of such treasury shares to the Optionee and (x) to the extent that no such treasury shares are available, such Optionee shall pay an exercise price of $.01 per share of Fairfield Common Stock. Subject to the proviso contained in the preceding sentence, shares of Fairfield Common will be made available for issuance upon exercise of Assumed Options from authorized but unissued shares of Fairfield Common Stock.

     2.   EXERCISE OF ASSUMED OPTIONS.  From and after the Effective Time the
          ---------------------------
Assumed Options shall be vested and fully exercisable in accordance with their terms. A holder of an Assumed Option may exercise such Assumed Option in whole or in part in accordance with its terms by delivering a properly executed notice of exercise to Fairfield, together with the consideration therefor and the federal withholding tax information required in accordance with the Plan.

     3.   TRANSFERABILITY OF ASSUMED OPTIONS.  All restrictions or limitations
          ----------------------------------
on transfer and vesting with respect to Options awarded under the Plan, to the extent that such restrictions or limitations shall not have already lapsed, shall remain in full force and effect with respect to the Assumed Options.

     4.   ADMINISTRATION OF THE PLAN.  The Plan as amended hereby (the "Amended
          --------------------------
Plan") shall be administered by the Compensation Committee of the Board of Directors of Fairfield (the "Compensation Committee") and the Board of Directors of Fairfield (the "Fairfield Board"). The Compensation Committee and the Fairfield Board shall have the full authority and discretion to administer the Amended Plan and to take any action that is necessary or advisable in connection with the administration of the Amended Plan, including without limitation the authority and discretion to interpret and construe any provision of the Amended Plan or of any agreement, notification or document evidencing the grant of an Option or an Assumed Option. The interpretation and construction by the Compensation Committee or the Fairfield Board, as applicable, of any such provision or of any agreement, notification or document and any determination by the Compensation Committee or the Fairfield Board pursuant to any provision of the Amended Plan or of any such agreement, notification or document will be final and conclusive; provided that if the Compensation Committee disagrees with the Fairfield Board with respect to any such interpretation, instruction or determination, the Fairfield Board's determination will be final and conclusive except with respect to Assumed Options intended to comply with Section 162(m) of the Code. In furtherance and without limiting the generality of the foregoing, all power, authority and discretion to adjust, modify, amend, terminate or otherwise change the terms of Options or the Plan formerly vested in the Vacation Break Board or the stock option committee thereof appointed by the Vacation Break Board pursuant to the Plan shall be vested in the Fairfield Board and the Compensation Committee with respect to Assumed Options and the Amended Plan.

     5.   CERTAIN DEFINITIONS AND INTERPRETIVE MATTERS.
          --------------------------------------------

          (a) In order to give effect to the Merger, the terms of the Merger Agreement regarding Assumed Options, and this Amendment, for purposes of the Amended Plan the following terms, when used in the sections of the Plan indicated below, shall have the following meanings:

               (i) "Company" shall mean Fairfield or Vacation Break when used in Section 8(a)(i) and shall mean Fairfield when used in Sections 6, 8(b), 9, 11 and 14(b) of the Plan;

               (ii) "Board" shall mean the Compensation Committee or the Fairfield Board, as applicable, when used in Sections 6, 8(b), 9(b), and 14(b) of the Plan;

               (iii) "Option" shall mean "Assumed Option" when used in Sections 6, 8, 9, 10, 11 and 14(b) of the Plan.

          (b) The terms and provisions of the Plan shall be liberally construed to give effect to the Merger, the terms of the Merger Agreement regarding Assumed Options and this Amendment.

          (c) Except as amended or modified hereby or inconsistent with Section 5(b) of this Amendment, the terms and conditions of the Plan shall remain in full force and effect.



EXECUTED as of December 18, 1997

                                       VACATION BREAK USA, INC.


                                       By: /s/ Ralph P. Muller
                                          ------------------------
                                              Ralph P. Muller
                                              Chairman of the Board and
                                              Chief Executive Officer